UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                 August 14, 2002

                     First Financial Corporation
(Exact name of registrant as specified in its charter)

Texas	0-5559	74-1502313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Washington Avenue, Waco, Texas	76701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    (254) 757-2424

                                            N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Certification of Principal Executive Officer and Principal Financial Officer of contents of Form 10-Q for the period ending June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure.

                Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the registrant's report on Form 10-Q for the period ending June 30, 2002, which was filed on August 14, 2002, was accompanied by a statement of the Chief Executive Officer and the Chief Financial Officer of the registrant certifying the contents of that report. A copy of their statement is attached hereto as Exhibit 99.1.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL CORPORATION
(Registrant)

Date: August 14, 2002	By: /s/ David W. Mann
David W. Mann, President